Exhibit 10.3

Agreement on Providing Collateral

The person/company who agreed on Providing Collateral (the collateral provider, hereinafter referred to as the Applicant), hereby provides all their collateral to the Bank as the debt guarantees and Prime World International Holdings Ltd., Taiwan Branch.

(Hereinafter referred to as the Debtor) to the Bank, and agrees to fulfill the following terms:

Article 1 The term "collateral" in this Agreement refers to all the real property of the Applicant and all their existing and future personal property, deposits (certificates of deposit), accounts receivable, bills, negotiable securities, tickets, bills of lading that have been or will be delivered to the Bank or held, kept or controlled by the Bank, or other claims deposited in the Bank by the Applicant, as well as the Applicant's current or future rights of claim to the Bank and their other rights, interests or assets. The collateral is detailed in separate documents made between the Applicant and the Bank or it's based on the certificates and files retained by the Bank.

Article 2 The collateral provided by the Applicant to the Bank, except for those as otherwise agreed for specific debt guarantees, can be used by the head office and branches of the Bank regardless of the order in which the collateral is provided, and it's served as payment for the Debtor's current (including unpaid debts in the past) and future bills, loans, advances, pledges and debts involved in derivative financial transactions, accounts receivable and insurance fees paid in advance by the Bank, as well as all other liabilities (separate letters of credit extension and deeds of individual transactions shall be regarded as a part of this Agreement, which shall have the same effect as this Agreement) and their interests, deferred interests, liquidated damages, costs for mortgage implementation, the damages caused by the default, and all expenses needed for those liabilities.

Article 3 Where a person who holds the certificates of the Applicant's collateral or letters sealed by the Applicant goes to the Bank requesting the return or collateral exchange and get approved by the Bank, the Bank shall consider him/her to be the agent of the Applicant and approve the return or exchange of the collateral.

Article 4 The Applicant promises that the collateral provided is all legal. If not, the Applicant shall provide other collateral of the equivalent or higher value accepted by the Bank or pay off the debts immediately, and shall be willing to compensate the Bank for the damages caused thereby. If the collateral is a bill of lading or a kind of form, etc., the Applicant guarantees that the actual quality and quantity of the goods fully match the description on its contents. The Bank may collect or inspect them at any time, if any issues such as quality inconsistency, quantity shortage, or fraudulent misrepresentation are discovered in the future, the Applicant shall immediately pay off all debts or replace such collateral with those approved by the Bank. And if the value of the collateral decrease, or if the collateral is lost and damaged or under the risk of loss and damage due to natural or man-made disasters or any other reasons not attributable to the Bank, the Applicant shall be willing to make up the difference with cash or other collateral approved by the Bank. And the Bank shall not be liable for any such damages nor assume any other liabilities.

Article 5 If the collateral has been leased or loaned before it is mortgaged to the Bank, the Applicant shall inform the Bank about this honestly so that the Bank can estimate its value. If there is any misrepresentation that caused damages to the Bank's benefits, the Applicant shall compensate for the Bank's All loss.

Article 6 If there is any change in the current status of the collateral, the Applicant shall immediately notify the Bank. The Applicant must not transfer, lease, pawn, or loan all or part of the collateral to a third party or set up surface rights without prior written consent from the Bank. Any changes, improvements, addition, or abandonment planned for the collateral can only be implemented with prior written consent from the Bank. If the registration for change is required, the Applicant shall immediately go through all the procedures for the registration for change application.

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Article 7 The collateral connected and/or attached with the  following marks is the building owned by the Applicant but not registered for preservation, hereby, the Applicant guarantees that this part of buildings shall be submitted for preservation registration within ( ) month(s) and added to the collateral, and the mortgage shall be registered by the Bank; if the aforesaid mortgage is exercised by the Bank before that registration procedure is completed, this part of buildings can be disposed by the Bank together for paying off the debts.

none

Article 8 The Applicant shall have collateral insured for proper fire insurances or other insurances required by the Bank, and have the insurance company to add a special clause for mortgage or pledge on the insurance policy. The original policy and a copy of the premium receipt shall be submitted to the Bank for keep. If the Applicant is reluctant to have it insured or have the insurance renewed, the Bank shall apply for the insurances or renew on the Applicant's behalf (but the Bank has no obligation to have it insured or have the insurance renewed).

Article 9 The Applicant shall properly use and keep the collateral with due care, and must not be negligent in matters involved keeping such as repairs. All costs incurred for taxes and repairs shall be borne by the Applicant and the Debtor together. If the Applicant and the Debtor are reluctant to go through the above-mentioned formalities required or pay the various fees, the Bank may act on their behalf or pay in advance (but the Bank has no obligation to act on their behalf or pay in advance).

Article 10 For the premiums fees, expenses, taxes, etc. paid in advance by the Bank, the Applicant and the Debtor shall reimburse on the day of the payment made by the Bank in advance. Otherwise, the Bank may include these payment into the debts of the Debtor (interests and liquidated damages shall be charged in accordance with the agreed interest rate), and that reimbursement shall take precedence when the Debtor repays the principal and interests.

Article 11 If any fructus were generated from the collateral which could be charged by the Bank according to the applicable law, the Bank may charge it without any prior notice to cover all the debts of the Debtor. However, the Bank have no such obligation.

Article 12 In the event that the Bank has the right to enforce the security interest in accordance with its agreement with the Debtor, the Bank may immediately enforce it in accordance with the relevant laws and regulations, and/or dispose a part or all of the collateral through auction or sale, to the maximum extent permitted by applicable law. All costs needed for auctioning or selling or disposing the collateral shall be borne by the Applicant and the Debtor together.

Article 13 The Applicant knows and agrees that the Bank's accounts collection and payment activities, computer processing activities or other accompanying activities related to this Agreement (including but not limited to data input, processing and input of the information systems, development, monitoring and maintenance of the information systems, marketing, form printing, packaging, delivery and mailing, data storage for forms and vouchers, accounts collection and legal procedures, property valuation business and other outsourced businesses approved by the competent authority, etc.) can be handled by a appropriate third party, which is entrusted by the Bank when the Bank deems it necessary, in accordance with the provisions of the competent authority; the Applicant agrees that the Bank can submit the information of the Applicant to the third party to undertake the related works.

Article 14 The Applicant and the Debtor agree that the creditor's rights owned by the Bank against the Applicant and the Debtor shall be granted to a trust institution in accordance with the Article 6 of the Financial Assets Securitization Act and the related laws, and agree that the Bank shall make an announcement instead of a notice for such granting or transfer; the Applicant and the Debtor also agree that the bank shall make an announcement instead of a notification when granting the creditor's rights for the purpose of financial assets securitization. And if the assets trust or transfer involves a person responsible for the debts, the Applicant and the Debtor shall be regarded as acknowledged if they do not object to it during the period of the Bank's announcement.

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Article 15 If the registration, movement, possession, management, ownership transfer, insurance, or other formalities for the collateral are required, the Applicant shall be willing to do so, and the costs of which shall paid by (Debtor), who shall also be responsible for the situations where there is a penalty or detention due to violation of regulations, etc. (Sealed by Debtor)

Article 16 When this Agreement is signed by the Applicant (limited to the natural person who is in the relationship of marriage), the matrimonial property system is a □ legal property system. (Sealed by                          ).

When this Agreement is signed by the Applicant (limited to the natural person who is in the relationship of marriage), the matrimonial property system is a □ community property system. (Sealed by                        ).

When this Agreement is signed by the Applicant (limited to the natural person who is in the relationship of marriage), the matrimonial property system is a □ separate property system. (Sealed by                        ).

It is hereby declared that clauses on the right are fully understood and confirmed by the Applicant and the Debtor who are willing to abide by it.

Kind Regards

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Taishin International Bank

Seal checked by

The Applicant:

(the collateral provider)                                                 (Original reservation seal)

Legal representative:

Unified number:

Seal checked by

The Applicant:

(the collateral provider)                                                 (Original reservation seal)

Legal representative:

Unified number:

Seal checked by

The Applicant:

(the collateral provider)                                                 (Original reservation seal)

Legal representative:

Unified number:

Seal checked by

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The Debtor:

(Original reservation seal)

Legal representative:

Unified number:

The Debtor:

(Original reservation seal)

Seal checked by

Legal representative:

Unified number:

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